Exhibit 99.1

MAJORITY WRITTEN CONSENT
IN LIEU OF SPECIAL MEETING
OF
THE SHAREHOLDERS
OF
INTERNATIONAL ENERGY, INC.

THE UNDERSIGNED, shareholders of International Energy, Inc., a Nevada Corporation (the “Company”), acting by majority written consent in lieu of a meeting pursuant to Section NRS 78.320 of the Nevada Corporate Code, hereby consent to the adoption of the following resolutions for and on behalf of the Company as of this Twelfth day of June, 2011:

RESOLVED, that the proposal of the Company’s Board of Directors to amend the Company’s Articles of Incorporation so as to change the Company’s name from International Energy, Inc. to NDB Energy, Inc. (the “Name Change”) be, and it hereby is, approved in all respects; and be it further

RESOLVED, that the Corporation’s officers (the “Authorized Officers”) be, and hereby are, authorized, empowered and directed to prepare and file, in the name and on behalf of the Corporation a Certificate of Amendment to its Articles of Incorporation (the “Certificate of Amendment-Name Change”) reflecting the Name Change with the Secretary of the State of Nevada, in such form and substance as the Authorized Officers may deem necessary in order to comply with the then applicable laws of the State of Nevada; and be it further

RESOLVED, that the Authorized Officers be, and hereby are, authorized, empowered and directed to file a Certificate of Change to the Company’s Articles of Incorporation to effect a reclassification (“Certificate of Change-Reverse Split”) into a smaller number of shares (the “Reverse Split”), without changing the number of authorized shares, the Company’s issued and outstanding shares such that each five (5) shares, of the Corporation’s issued and outstanding Common Stock immediately prior to the effective date of the filling of the Certificate of Change-Reverse Split (the “Effective Date”), are reclassified into one (1) validly issued, fully paid and non-assessable share of Common Stock, without any further action by the Company or the holder thereof, subject to the treatment of fractional share interests as described below. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Date, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the reclassification, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive one full share; and be it further

RESOLVED, that the record date for determining the shareholders eligible for shares under the Reverse Split shall be set as of one business day prior to the Effective Date; and be it further

RESOLVED, that the Effective Date of the filing of the Certificate of Amendment-Name Change and the Certificate of Change-Reverse Split shall be set as of June 27, 2011, subject to regulatory approval by the Financial Industry Regulatory Authority; and be it further

RESOLVED, that, without limiting the foregoing, the Authorized Officers be, and hereby are, authorized, empowered and directed, on behalf of and in the name of the Corporation, to take or cause to be taken all such further actions and to execute and deliver or cause to be executed and delivered all such further agreements, amendments, proxy statements, information statements, documents, certificates, reports, schedules, applications, notices, letters and undertakings(including, but not limited to the Certificate of Amendment-Name Change and the Certificate of Change-Reverse Split) and to incur and pay all such fees and expenses as in his judgment, with or without advice of counsel, shall be necessary, proper or desirable to carry into effect the purpose and intent of any and all of the foregoing resolutions and that all actions heretofore taken by any officer or director of the Corporation in connection with the transactions contemplated by the resolutions adopted hereby, are hereby approved, ratified and confirmed in all respects; and be it further

RESOLVED, that the officers of the Company be, and each of them hereby is, authorized, empowered and directed, on behalf of the Company, to take all further action and execute and deliver such agreements, documents, instruments and/or acknowledgements and to pay all such expenses, fees and charges, as in their judgment may be necessary or appropriate in order to fully carry out the purposes of the foregoing resolutions, such officer’s execution and delivery of such documents, or taking of such action, to be conclusive evidence of such officer’s and the Board of Directors’ approval thereof.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, each of the undersigned stockholders of the Corporation, has executed this unanimous written consent in lieu of meeting as of the date first above written.

Name	Address	No. of Shares Voted in Favor of the Foregoing Resolutions	% of Class (1)
1420525 Alberta Ltd. By:__________________ Name: Harmel Rayat Title: President	1628 West 1st Avenue Suite 216 Vancouver, BC V6P 5B3	16,379,167	38.8

(1) Based upon 42,249,166 shares issued and outstanding as of the date hereof.

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Name	Address	No. of Shares Voted in Favor of the Foregoing Resolutions	% of Class (1)
1420524 Alberta Ltd. By:__________________ Name: Paul Barbiero Title: Trustee	4979 Edendale Court West Vancouver, BC V7W 3H7	2,000,000	4.7

(1) Based upon 42,249,166 shares issued and outstanding as of the date hereof.

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Name	Address	No. of Shares Voted in Favor of the Foregoing Resolutions	% of Class (1)
1420468 Alberta Ltd. By:__________________ Name: Jasbinder Chohan Title: Trustee	15495 111A Avenue Surrey, BC V3R 0J6	2,000,000	4.7

(1) Based upon 42,249,166 shares issued and outstanding as of the date hereof.

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Name	Address	No. of Shares Voted in Favor of the Foregoing Resolutions	% of Class (1)
1420527 Alberta Ltd. By:__________________ Name: Amritpal Tanda Title: Trustee	2652 Jackson Avenue Merritt, BC V1K 1B1	2,000,000	4.7

(1) Based upon 42,249,166 shares issued and outstanding as of the date hereof.

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